Comparative Basis Financial Information - Historical, Continuing Operations and Standalone AT&T by Segment
Supplemental Unaudited Quarterly Comparative Financial Information
Dollars in millions
Unaudited

	Operating Revenues	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Mobility	$17,402	$17,149	$17,894	$20,119	$72,564	$19,034	$18,936	$19,138	$21,146	$78,254
	Business Wireline	6,266	6,305	6,261	6,251	25,083	6,046	6,052	5,938	5,901	23,937
	Consumer Wireline	3,111	3,051	3,040	3,116	12,318	3,098	3,140	3,142	3,159	12,539
	WarnerMedia	7,765	6,728	7,395	8,554	30,442	8,526	8,791	8,442	9,873	35,632
	Mexico	703	480	643	736	2,562	631	688	724	704	2,747
	Vrio	887	752	753	762	3,154	743	749	756	359	2,607
	Segment Total	36,134	34,465	35,986	39,538	146,123	38,078	38,356	38,140	41,142	155,716
	Corporate:
	Securitization	14	14	13	12	53	13	15	16	17	61
	Securitization - Revolver (WarnerMedia)	14	23	21	22	80	31	35	41	29	136
	Commercial agreements with DIRECTV	—	—	—	—	—	—	—	20	29	49
	Parent	(43)	(9)	(4)	(6)	(62)	(12)	—	—	(6)	(18)
	Value portfolio	180	192	178	172	722	163	153	137	130	583
	Total Corporate	165	220	208	200	793	195	203	214	199	811
	Video	7,407	7,021	7,014	7,168	28,610	6,725	6,639	2,149	—	15,513
	Held-for-sale[2]	369	369	420	256	1,414	231	158	64	—	453
	Eliminations and consolidations	(1,296)	(1,125)	(1,288)	(1,471)	(5,180)	(1,290)	(1,311)	(645)	(383)	(3,629)
	Historical Operating Revenues	42,779	40,950	42,340	45,691	171,760	43,939	44,045	39,922	40,958	168,864
	Adjustments for Discontinued Operations
[A]	Less: WarnerMedia	(7,765)	(6,728)	(7,395)	(8,554)	(30,442)	(8,526)	(8,791)	(8,442)	(9,873)	(35,632)
[B]	Less: Vrio	(887)	(752)	(753)	(762)	(3,154)	(743)	(749)	(756)	(359)	(2,607)
[C]	Less: Securitization - Revolver (WarnerMedia)	(14)	(23)	(21)	(22)	(80)	(31)	(35)	(41)	(29)	(136)
[D]	Add: Other items (conveyed) retained	12	9	13	18	52	11	16	14	15	56
[L]	Eliminations and consolidations	1,232	1,070	1,223	1,388	4,913	1,228	1,254	628	383	3,493
	Operating Revenues from Continuing Operations	35,357	34,526	35,407	37,759	143,049	35,878	35,740	31,325	31,095	134,038
	Adjustments for Other Separated Businesses
[E]	Less: Video	(7,407)	(7,021)	(7,014)	(7,168)	(28,610)	(6,725)	(6,639)	(2,149)	—	(15,513)
[F]	Less: Held-for-sale[2]	(369)	(369)	(420)	(256)	(1,414)	(231)	(158)	(64)	—	(453)
[L]	Less: Intercompany eliminations	64	55	65	83	267	62	57	17	—	136
	Standalone AT&T Operating Revenues	$27,645	$27,191	$28,038	$30,418	$113,292	$28,984	$29,000	$29,129	$31,095	$118,208

	Operations and Support Expenses	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Mobility	$9,463	$9,218	$10,075	$12,921	$41,677	$10,976	$10,906	$11,116	$13,764	$46,762
	Business Wireline	3,823	3,653	3,699	3,893	15,068	3,688	3,690	3,632	3,708	14,718
	Consumer Wireline	1,860	1,906	2,082	2,094	7,942	2,029	2,063	2,188	2,168	8,448
	WarnerMedia	5,605	4,656	5,483	5,835	21,579	6,403	6,934	6,271	8,129	27,737
	Mexico	714	538	662	722	2,636	620	667	697	668	2,652
	Vrio	783	661	675	681	2,800	661	660	660	321	2,302
	Segment Total	22,248	20,632	22,676	26,146	91,702	24,377	24,920	24,564	28,758	102,619
	Corporate:
	DTV stranded costs	—	—	—	—	—	—	—	69	174	243
	Parent	283	435	455	306	1,479	334	376	316	348	1,374
	Securitization fees	42	20	3	7	72	40	12	1	36	89
	Value portfolio	83	72	68	60	283	41	67	42	38	188
	Total Corporate	408	527	526	373	1,834	415	455	428	596	1,894
	Video	6,020	5,809	5,887	6,458	24,174	5,660	5,275	1,731	—	12,666
	Held-for-sale[2]	272	268	310	190	1,040	194	115	47	—	356
	Film amortization recharacterization and receivable securitization - WarnerMedia[1]	(13)	(54)	11	16	(40)	49	52	28	33	162
	Reclassification of allocation changes for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)
	Reclassification of prior service credits	610	611	611	610	2,442	669	672	670	669	2,680
	Merger & Significant Items	(476)	3,295	151	16,654	19,624	61	4,484	288	300	5,133
	Eliminations and consolidations	(922)	(869)	(918)	(906)	(3,615)	(941)	(939)	(546)	(383)	(2,809)
	Historical Operations and Support Expenses	28,071	30,133	29,178	49,457	136,839	30,469	35,015	27,194	29,977	122,655
	Adjustments for Discontinued Operations
[A]	Less: WarnerMedia	(5,605)	(4,656)	(5,483)	(5,835)	(21,579)	(6,403)	(6,934)	(6,271)	(8,129)	(27,737)
[B]	Less: Vrio	(783)	(661)	(675)	(681)	(2,800)	(661)	(660)	(660)	(321)	(2,302)
[C]	Add: Other items (conveyed) retained	57	67	55	75	254	41	42	48	40	171
	Less: WarnerMedia Film amortization recharacterization and receivable securitization	13	54	(11)	(16)	40	(49)	(52)	(28)	(33)	(162)
[D]	Less: Merger & Significant items related to WarnerMedia and Vrio	(242)	(2,440)	(183)	(1,082)	(3,947)	(59)	(4,555)	(179)	(215)	(5,008)
[L]	Less: Intercompany eliminations	858	814	853	823	3,348	879	882	529	383	2,673
	Operations and Support from Continuing Operations	22,369	23,311	23,734	42,741	112,155	24,217	23,738	20,633	21,702	90,290
	Adjustments for Other Separated Businesses
[E]	Less: Video	(6,020)	(5,809)	(5,887)	(6,458)	(24,174)	(5,660)	(5,275)	(1,731)	—	(12,666)
[F]	Less: Held-for-sale[2]	(272)	(268)	(310)	(190)	(1,040)	(194)	(115)	(47)	—	(356)
	Less: Merger & Significant items related to DTV and other dispositions	(32)	(98)	(24)	(15,529)	(15,683)	(13)	(22)	37	11	13
	Less: Intercompany eliminations	64	55	65	83	267	62	57	17	—	136
[M]	Less: Reclassification of allocations for separated businesses	76	86	76	84	322	15	19	16	(4)	46
[L]	Add: Estimated comparative adjustment for DTV retained costs	350	350	350	350	1,400	350	350	117	—	817
	Standalone AT&T Operations and Support Expenses	16,535	17,627	18,004	21,081	73,247	18,777	18,752	19,042	21,709	78,280
	Standalone AT&T Merger & Significant items	750	(757)	56	(44)	5	11	93	(145)	(97)	(138)
	Standalone AT&T Adjusted Operations and Support Expenses	$17,285	$16,870	$18,060	$21,037	$73,252	$18,788	$18,845	$18,897	$21,612	$78,142
1 Includes the recharacterization of programming intangible assets amortization for released programming acquired in the Time Warner acquisition, which we continued to report with WarnerMedia segment operating expenses.

	Depreciation and Amortization Expense	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Mobility	$2,045	$2,012	$2,021	$2,008	$8,086	$2,014	$2,023	$2,035	$2,050	$8,122
	Business Wireline	1,286	1,301	1,313	1,316	5,216	1,278	1,293	1,304	1,317	5,192
	Consumer Wireline	712	730	734	738	2,914	762	769	775	789	3,095
	WarnerMedia	161	164	169	177	671	163	165	163	165	656
	Mexico	134	115	124	140	513	145	150	157	153	605
	Vrio	147	127	126	120	520	117	114	—	—	231
	Segment Total	4,485	4,449	4,487	4,499	17,920	4,479	4,514	4,434	4,474	17,901
	Corporate:
	DTV stranded costs	—	—	—	—	—	—	—	92	144	236
	Value Portfolio	17	18	14	15	64	15	14	19	15	63
	Total Corporate	17	18	14	15	64	15	14	111	159	299
	Video	591	593	557	521	2,262	164	148	44	—	356
	Held-for-sale[2]	4	4	4	3	15	—	—	—	—	—
	Film amortization recharacterization and receivable securitization - WarnerMedia[1]	69	77	47	38	231	20	16	18	19	73
	Merger & Significant Items	2,056	2,145	1,921	1,904	8,026	1,131	1,069	1,012	1,021	4,233
	Eliminations and consolidations	—	(1)	—	(1)	(2)	—	—	—	—	—
	Historical Depreciation and Amortization Expense	7,222	7,285	7,030	6,979	28,516	5,809	5,761	5,619	5,673	22,862
	Adjustments for Discontinued Operations
[A]	Less: WarnerMedia	(161)	(164)	(169)	(177)	(671)	(163)	(165)	(163)	(165)	(656)
[B]	Less: Vrio	(147)	(127)	(126)	(120)	(520)	(117)	(114)	—	—	(231)
[D]	Add: Other items (conveyed) retained	3	3	3	3	12	3	3	3	3	12
[C]	Less: WarnerMedia Film amortization recharacterization and receivable securitization	(69)	(77)	(47)	(38)	(231)	(20)	(16)	(18)	(19)	(73)
[L]	Less: Merger & Significant items related to WarnerMedia and Vrio	(1,143)	(1,267)	(1,082)	(1,093)	(4,585)	(1,045)	(1,040)	(1,021)	(1,014)	(4,120)
[K]	Less: Intercompany eliminations	—	1	—	—	1	—	—	—	—	—
	Depreciation and Amortization from Continuing Operations	5,705	5,654	5,609	5,554	22,522	4,467	4,429	4,420	4,478	17,794
	Adjustments for Other Separated Businesses
[E]	Less: Video	(591)	(593)	(557)	(521)	(2,262)	(164)	(148)	(44)	—	(356)
[F]	Less: Held-for-sale[2]	(4)	(4)	(4)	(3)	(15)	—	—	—	—	—
[L]	Less: Merger & Significant items related to DTV and other dispositions	(879)	(846)	(813)	(780)	(3,318)	—	—	—	—	—
[G]	Add: Estimated comparative adjustment for DTV retained costs	180	180	180	180	720	180	180	60	—	420
	Standalone AT&T Depreciation and Amortization Expense	4,411	4,391	4,415	4,430	17,647	4,483	4,461	4,436	4,478	17,858
[L]	Standalone AT&T Merger & Significant items	(34)	(32)	(26)	(31)	(123)	(86)	(29)	9	(7)	(113)
	Standalone AT&T Adjusted Depreciation and Amortization Expense	$4,377	$4,359	$4,389	$4,399	$17,524	$4,397	$4,432	$4,445	$4,471	$17,745
1 Includes the recharacterization of programming intangible assets amortization for released programming acquired in the Time Warner acquisition, which we continued to report with WarnerMedia segment operating expenses.

Operating Income	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Mobility	$5,894	$5,919	$5,798	$5,190	$22,801	$6,044	$6,007	$5,987	$5,332	$23,370
Business Wireline	1,157	1,351	1,249	1,042	4,799	1,080	1,069	1,002	876	4,027
Consumer Wireline	539	415	224	284	1,462	307	308	179	202	996
WarnerMedia	1,999	1,908	1,743	2,542	8,192	1,960	1,692	2,008	1,579	7,239
Mexico	(145)	(173)	(143)	(126)	(587)	(134)	(129)	(130)	(117)	(510)
Vrio	(43)	(36)	(48)	(39)	(166)	(35)	(25)	96	38	74
Segment Total	9,401	9,384	8,823	8,893	36,501	9,222	8,922	9,142	7,910	35,196
Corporate:
DTV stranded costs	—	—	—	—	—	—	—	(141)	(289)	(430)
Parent administration support	(326)	(444)	(459)	(312)	(1,541)	(346)	(376)	(316)	(354)	(1,392)
Securitization fees	(28)	(6)	10	5	(19)	(27)	3	15	(19)	(28)
Value portfolio	80	102	96	97	375	107	72	76	77	332
Total Corporate	(274)	(348)	(353)	(210)	(1,185)	(266)	(301)	(366)	(585)	(1,518)
Video	796	619	570	189	2,174	901	1,216	374	—	2,491
Held-for-sale	93	97	106	63	359	37	43	17	—	97
Film amortization recharacterization and receivable securitization - WarnerMedia[1]	(42)	—	(37)	(32)	(111)	(38)	(33)	(5)	(23)	(99)
Reclassification of allocation changes for separated businesses	76	86	76	84	322	15	19	16	(4)	46
Reclassification of prior service credits	(610)	(611)	(611)	(610)	(2,442)	(669)	(672)	(670)	(669)	(2,680)
Merger & Significant Items	(1,580)	(5,440)	(2,072)	(18,558)	(27,650)	(1,192)	(5,553)	(1,300)	(1,321)	(9,366)
Eliminations and consolidations	(374)	(255)	(370)	(564)	(1,563)	(349)	(372)	(99)	—	(820)
Historical Operating Income	7,486	3,532	6,132	(10,745)	6,405	7,661	3,269	7,109	5,308	23,347
Adjustments for Discontinued Operations
Less: WarnerMedia	(1,999)	(1,908)	(1,743)	(2,542)	(8,192)	(1,960)	(1,692)	(2,008)	(1,579)	(7,239)
Less: Vrio	43	36	48	39	166	35	25	(96)	(38)	(74)
Add: Other items conveyed (retained)	(48)	(61)	(45)	(60)	(214)	(33)	(29)	(37)	(28)	(127)
Less: WarnerMedia Film amortization recharacterization and receivable securitization	42	—	37	32	111	38	33	5	23	99
Less: Merger & Significant items related to WarnerMedia and Vrio	1,385	3,707	1,265	2,175	8,532	1,104	5,595	1,200	1,229	9,128
Less: Intercompany eliminations	374	255	370	565	1,564	349	372	99	—	820
Operating Income from Continuing Operations	7,283	5,561	6,064	(10,536)	8,372	7,194	7,573	6,272	4,915	25,954
Adjustments for Other Separated Businesses
Less: Video	(796)	(619)	(570)	(189)	(2,174)	(901)	(1,216)	(374)	—	(2,491)
Less: Held-for-sale	(93)	(97)	(106)	(63)	(359)	(37)	(43)	(17)	—	(97)
Less: Merger & Significant items related to DTV and other dispositions	911	944	837	16,309	19,001	13	22	(37)	(11)	(13)
Less: Intercompany eliminations	—	—	—	—	—	—	—	—	—	—
Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)
Add: Estimated comparative adjustment for DTV retained costs	(530)	(530)	(530)	(530)	(2,120)	(530)	(530)	(177)	—	(1,237)
Standalone AT&T Operating Income	6,699	5,173	5,619	4,907	22,398	5,724	5,787	5,651	4,908	22,070
Standalone AT&T Merger & Significant items	(716)	789	(30)	77	120	75	(64)	136	104	251
Standalone AT&T Adjusted Operating Income	$5,983	$5,962	$5,589	$4,984	$22,518	$5,799	$5,723	$5,787	$5,012	$22,321

	EBITDA[1]	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Mobility	$7,939	$7,931	$7,819	$7,198	$30,887	$8,058	$8,030	$8,022	$7,382	$31,492
	Business Wireline	2,443	2,652	2,562	2,358	10,015	2,358	2,362	2,306	2,193	9,219
	Consumer Wireline	1,251	1,145	958	1,022	4,376	1,069	1,077	954	991	4,091
	WarnerMedia	2,160	2,072	1,912	2,719	8,863	2,123	1,857	2,171	1,744	7,895
	Mexico	(11)	(58)	(19)	14	(74)	11	21	27	36	95
	Vrio	104	91	78	81	354	82	89	96	38	305
	Segment Total	13,886	13,833	13,310	13,392	54,421	13,701	13,436	13,576	12,384	53,097
	Corporate:
	DTV stranded costs	—	—	—	—	—	—	—	(49)	(145)	(194)
	Parent administration support	(326)	(444)	(459)	(312)	(1,541)	(346)	(376)	(316)	(354)	(1,392)
	Securitization fees	(28)	(6)	10	5	(19)	(27)	3	15	(19)	(28)
	Value portfolio	97	120	110	112	439	122	86	95	92	395
	Total Corporate	(257)	(330)	(339)	(195)	(1,121)	(251)	(287)	(255)	(426)	(1,219)
	Video	1,387	1,212	1,127	710	4,436	1,065	1,364	418	—	2,847
	Held-for-sale[2]	97	101	110	66	374	37	43	17	—	97
	Film amortization recharacterization and receivable securitization - WarnerMedia[1]	27	77	10	6	120	(18)	(17)	13	(4)	(26)
	Reclassification of allocation changes for separated businesses	76	86	76	84	322	15	19	16	(4)	46
	Reclassification of prior service credits	(610)	(611)	(611)	(610)	(2,442)	(669)	(672)	(670)	(669)	(2,680)
	Merger & Significant Items	476	(3,295)	(151)	(16,654)	(19,624)	(61)	(4,484)	(288)	(300)	(5,133)
	Eliminations and consolidations	(374)	(256)	(370)	(565)	(1,565)	(349)	(372)	(99)	—	(820)
	Historical EBITDA	14,708	10,817	13,162	(3,766)	34,921	13,470	9,030	12,728	10,981	46,209
	Adjustments for Discontinued Operations
	Less: WarnerMedia	(2,160)	(2,072)	(1,912)	(2,719)	(8,863)	(2,123)	(1,857)	(2,171)	(1,744)	(7,895)
	Less: Vrio	(104)	(91)	(78)	(81)	(354)	(82)	(89)	(96)	(38)	(305)
	Add: Other items conveyed (retained)	(45)	(58)	(42)	(57)	(202)	(30)	(26)	(34)	(25)	(115)
	Less: WarnerMedia Film amortization recharacterization and receivable securitization	(27)	(77)	(10)	(6)	(120)	18	17	(13)	4	26
	Less: Merger & Significant items related to WarnerMedia and Vrio	242	2,440	183	1,082	3,947	59	4,555	179	215	5,008
	Less: Intercompany eliminations	374	256	370	565	1,565	349	372	99	—	820
	EBITDA from Continuing Operations	12,988	11,215	11,673	(4,982)	30,894	11,661	12,002	10,692	9,393	43,748
	Adjustments for Other Separated Businesses
	Less: Video	(1,387)	(1,212)	(1,127)	(710)	(4,436)	(1,065)	(1,364)	(418)	—	(2,847)
	Less: Held-for-sale[2]	(97)	(101)	(110)	(66)	(374)	(37)	(43)	(17)	—	(97)
	Less: Merger & Significant items related to DTV and other dispositions	32	98	24	15,529	15,683	13	22	(37)	(11)	(13)
	Less: Intercompany eliminations	—	—	—	—	—	—	—	—	—	—
[M]	Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)
	Add: Estimated comparative adjustment for DTV retained costs	(350)	(350)	(350)	(350)	(1,400)	(350)	(350)	(117)	—	(817)
	Standalone AT&T EBITDA	11,110	9,564	10,034	9,337	40,045	10,207	10,248	10,087	9,386	39,928
	Standalone AT&T Merger & Significant items	(750)	757	(56)	44	(5)	(11)	(93)	145	97	138
	Standalone AT&T Adjusted EBITDA	$10,360	$10,321	$9,978	$9,381	$40,040	$10,196	$10,155	$10,232	$9,483	$40,066
1 EBITDA is operating income before depreciation and amortization. It excludes depreciation and amortization, interest expense, other income (expense) - net and income taxes from net income.
2 Crunchyroll anime business (sold third-quarter 2021), Government Solutions (sold first-quarter 2021) and wireless and wireline operations in Puerto Rico and the U.S. Virgin Islands (sold fourth-quarter 2020).